UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
Form 8-K / A
(Amendment No. 1)
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014
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Vistaprint N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 4, 2014, Vistaprint N.V. filed a Current Report on Form 8-K reporting its April 3, 2014 acquisition of Pixartprinting S.r.l. Vistaprint is filing this Amendment No. 1 to include financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

•
Audited financial statements of Pixartprinting S.r.l. (in Euro) as of and for the year ended December 31, 2013, including an audited note reconciling Italian GAAP to US GAAP are attached hereto as Exhibit 99.2.

•
Unaudited financial statements of Pixartprinting S.r.l. (in Euro) for the three months ended March 31, 2014 and 2013, including an unaudited note reconciling Italian GAAP to US GAAP for each period, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

•	The unaudited pro forma condensed combined balance sheet as of March 31, 2014 is presented as if the acquisition of Pixartprinting had occurred on March 31, 2014 as attached hereto in exhibit 99.3.

•
The unaudited pro forma condensed combined statements of operations for the nine month period ended March 31, 2014 and for the year ended June 30, 2013 as if Vistaprint's acquisition of Pixartprinting occurred on July 1, 2012, are attached hereto as Exhibit 99.3.

(d) Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2014                                             Vistaprint N.V.

By:	/s/ Michael C. Greiner
Michael C. Greiner
Chief Accounting Officer
(Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

2.1
Sale and Purchase Agreement dated April 1, 2014 among Vistaprint N.V., Vistaprint Italy S.r.l., Alcedo SGR S.p.A (on behalf of the close-ended investment fund “Alcedo III”), Cap2 S.r.l., and Alessandro Tenderini  was previously filed as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2014

2.2
Put and Call Option Agreement dated April 3, 2014 among Vistaprint N.V., Vistaprint Italy S.r.l., Cap2 S.r.l., and Matteo Rigamonti was previously filed as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2014

2.3
Put and Call Option Agreement dated April 3, 2014 among Vistaprint N.V., Vistaprint Italy S.r.l., and Alessandro Tenderini was previously filed as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2014

23.1	Consent of Resconta Ernst & Young S.p.A

99.1
Press release dated April 1, 2014 entitled “Vistaprint Agrees to Acquire Italian Company Pixartprinting Srl” was previously filed as an exhibit to Vistaprint’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2014

99.2	Pixartprinting S.r.l. financial statements as of and for the year ended December 31, 2013 and for the three months ended March 31, 2013 and March 31, 2014

99.3	Vistaprint N.V. unaudited pro forma condensed combined consolidated financial information as of and for the nine month period ended March 31, 2014 and for the year ended June 30, 2013